KEMPER VARIABLE SERIES
                       KEMPER AGGRESSIVE GROWTH PORTFOLIO
                         KEMPER GLOBAL INCOME PORTFOLIO
                        KEMPER SMALL CAP GROWTH PORTFOLIO
                         KEMPER INTERNATIONAL PORTFOLIO

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1999
                           -------------------------

The following information replaces the disclosure for the Kemper Aggressive Growth Portfolio, Kemper Global Income Portfolio, Kemper Small Cap Growth Portfolio, and Kemper International Portfolio in the "Portfolio Management" section of the Prospectus:

Each Portfolio is managed by a team of investment professionals, who individually represent different areas of expertise. Each Portfolio has a Lead Portfolio Manager, who is ultimately responsible for the management of the Portfolio and its team. Supporting the portfolio managers are Scudder Kemper's many economists, research analysts, traders, and other investment specialists, located in offices across the United States and around the world.

Sewall F. Hodges is the Lead Portfolio Manager for the Kemper Aggressive Growth Portfolio. Mr. Hodges joined the team for the Portfolio in 1999, and joined Scudder Kemper in 1995. He is a member of the firm's Global Equity Group. He began his investment career in 1978. Prior to joining Scudder Kemper he was a global equity portfolio manager and research analyst at an unaffiliated investment management company.

Kurt R. Stalzer is the Lead Portfolio Manager for the Kemper Small Cap Growth Portfolio and a Portfolio Manager for the Kemper Aggressive Growth Portfolio. Mr. Stalzer joined the team for the Small Cap Growth Portfolio in 1997, joined the team for the Aggressive Growth Portfolio in 1999, and joined Scudder Kemper in 1997. He began his investment career in 1982. Prior to joining Scudder Kemper he was a senior portfolio manager for an unaffiliated investment management company.

Irene T. Cheng is the Lead Portfolio Manager for the Kemper International Portfolio. Ms. Cheng joined the team for the Portfolio in 1999, and joined Scudder Kemper in 1993. She began her investment career in 1985. She is a member of the firm's Global Equity Group and has over six years experience as a portfolio manager.

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Marc  J.  Slendebroek  is a  Portfolio  Manager  for  the  Kemper  International
Portfolio. Mr. Slendebroek joined the team for the Portfolio in 1998, and joined Scudder Kemper in 1994. He is an international portfolio manager at Scudder Investments, (U.K.) Ltd., an affiliated investment management company. He began his investment career in 1990. Prior to joining Scudder Kemper he worked for an unaffiliated investment management company responsible for the Dutch equity research product.

Jan Faller is the Co-Lead Portfolio Manager for Kemper Global Income Portfolio. He assumed responsibility for the Portfolio's day-to-day operations in 1999 and joined the Portfolio as a portfolio manager in 1999. Mr. Faller joined Scudder Kemper in 1999 as a portfolio manager. He began his investment career in 1988. Prior to joining Scudder Kemper, Mr. Faller was part of the Global Fixed Income Portfolio Management team at an unaffiliated investment management company.

Robert Stirling is the Co-Lead Portfolio Manager for Kemper Global Income Portfolio. He joined the Portfolio and assumed responsibility for the Portfolio's day-to-day operations in June 1999. Mr. Stirling is an International Portfolio Manager at Scudder Investments (U.K.) Limited and Threadneedle Asset Management, both of which are affiliated investment management companies. Prior to joining these companies, Mr. Stirling was a partner of an unaffiliated investment management company managing fixed income assets and assisting in the management of currency risk.

Jeremy L. Ragus is the Portfolio Manager for Kemper Global Income Portfolio. Mr. Ragus joined the Portfolio's team in June 1999, and joined Scudder Kemper in January 1990. Prior to joining Scudder Kemper, Mr. Ragus was a vice president of a municipal bond department for an unaffiliated investment management company.


June 30, 1999